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                         SUPPLEMENT DATED JULY 1, 2004
                                    TO THE
                                 PROSPECTUSES
                                    OF THE
                             FUNDS INDICATED BELOW

  The paragraph on Fixed income component and asset allocation under "Management--Portfolio Management" is deleted and replaced with the paragraph below in each Prospectus of the funds. Defined terms have the same meanings as set forth in the Prospectuses.

  Fixed income component and asset allocation Effective June 28, 2004, a team of individuals employed by the manager serves as the strategist for the fund and is responsible for the fixed income component and the allocation of fund assets between the equity and fixed income components.

Prospectuses dated:

SMITH BARNEY TRUST II --

  SMITH BARNEY CAPITAL PRESERVATION FUND  February 28, 2004

  SMITH BARNEY CAPITAL PRESERVATION
   FUND II                                February 28, 2004


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